UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-1899

Dreyfus Research Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	2/28
Date of reporting period:	2/28/2013

FORM N-CSR

Item 1.                        Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Important Tax Information
35	Proxy Results
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Research Growth Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Research Growth Fund, Inc., covering the 12-month period from March 1, 2012, through February 28, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite market turbulence during the spring of 2012, a sustained rally from the summer through the end of the reporting period generated respectable gains for investors who had the patience and discipline to stick with equities.While economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the slow pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your portfolio manager, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
March 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2012, through February 28, 2013, as provided by Elizabeth Slover, Barry Mills and David Sealy, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended February 28, 2013, Dreyfus Research Growth Fund’s Class A shares produced a total return of 9.68%, Class C shares returned 8.90%, Class I shares returned 9.98% and Class Z shares returned 9.91%.1 In comparison, the fund’s benchmark, the Russell 1000 Growth Index (the “Index”), produced a total return of 9.60% over the same period.2

Stocks generally rallied over the reporting period as investors responded positively to improved economic data.The fund’s Class A, Class I and Class Z shares produced higher returns than the benchmark, mainly due to successful security selections in the information technology, consumer discretionary, and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise.These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.The analysts, under the direction of the director of the core research team, determine the fund’s allocations among market sectors. The fund’s portfolio is structured so that its sector weightings generally are similar to those of its benchmark.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Recovering Economy Fueled Market Gains

In the wake of pronounced market weakness during the spring of 2012, a sustained market rally began over the summer as investors responded positively to improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.The U.S. stock market lost some ground in November when investors grew concerned about automatic tax hikes and spending cuts scheduled for 2013, but continued corporate earnings strength and last-minute legislation to address the tax increases enabled stocks to resume their rally through the reporting period’s end.

Stock Selection Strategy Produced Positive Results

The fund’s relative performance was buoyed during the reporting period by successful stock picks in the information technology sector.The fund participated in gains posted by consumer electronics giant Apple over the reporting period’s first half, and a reduction in exposure to the stock in October proved well timed when Apple subsequently declined. Meanwhile, integrated circuits producer Analog Devices advanced amid stronger orders and an improving business cycle, and software developers salesforce.com and Oracle benefited from industry-wide trends toward cloud computing and software as a service.

In the consumer discretionary sector, gaming company Las Vegas Sands reported growth at multiple properties in the high-margin market of Macau. Royal Caribbean Cruises benefited from book pattern normalization trends and improved traveler sentiment toward cruise vacations. Apparel maker PVH gained value when investors responded positively to an acquisition that brought all Calvin Klein brands under the company’s purview. Home improvement chain Home Depot saw its earnings rise as U.S. housing markets recovered. Investments in the materials sector were bolstered by agricultural products producer Monsanto, which increased its market share in the midst of widespread droughts. Eastman Chemical reported better-than-expected earnings stemming from lower input costs.

Disappointments during the reporting period included the consumer staples sector, where Energizer Holdings encountered sluggish sales of batteries and shaving products, and household goods giant Procter & Gamble declined when management reduced the earnings guidance from previous levels provided to analysts. In the energy sector, concerns regarding pricing and global demand weighed on the stock prices of ENSCO, Cameron International and National OilwellVarco.

A Cautiously Constructive Outlook

Investors remain focused on the implementation of US budget cuts and the political gridlock in Italy, which jeopardizes the much needed austerity measures. Market volatility will likely persist until governments stop implementing short-term solutions and start focusing on long-term structural changes. With higher taxes and lower government spending, consumers and business are likely to limit discretionary/capital spending, which could be an additional burden to overall economic growth in 2013. However, economic data in the US continues to improve as the housing market shows signs of recovery, while the cost of capital remains relatively inexpensive.We continue to emphasize companies that exhibit attractive growth prospects within a slow growth environment and remain focused on the strategy’s disciplined research-driven investment approach.

March 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. It does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 1, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — The Russell 1000 Growth Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 9/30/08 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/08 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of Dreyfus Research Growth Fund, Inc. on 2/28/03 to a $10,000 investment made in the Russell 1000 Growth Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 2/28/13

	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9/30/08	3.41%	4.90%††	7.76%††
without sales charge	9/30/08	9.68%	6.16%††	8.41%††
Class C shares
with applicable redemption charge †	9/30/08	7.90%	5.32%††	7.98%††
without redemption	9/30/08	8.90%	5.32%††	7.98%††
Class I shares	9/30/08	9.98%	6.37%††	8.52%††
Class Z shares	2/4/72	9.91%	6.43%	8.55%
Russell 1000 Growth Index		9.60%	6.38%	8.42%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/30/08 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 9/30/08 (the inception date for Class I shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Research Growth Fund, Inc. from September 1, 2012 to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$5.79	$9.61	$4.31	$5.02
Ending value (after expenses)	$1,065.80	$1,062.60	$1,068.20	$1,067.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2013

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$5.66	$9.39	$4.21	$4.91
Ending value (after expenses)	$1,019.19	$1,015.47	$1,020.63	$1,019.93

† Expenses are equal to the fund’s annualized expense ratio of 1.13% for Class A, 1.88% for Class C, .84% for
Class I and .98% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2013

Common Stocks—98.1%	Shares		Value ($)
Automobiles & Components—1.1%
Delphi Automotive	264,080	[a]	11,051,748
Capital Goods—8.3%
Cummins	147,700		17,113,999
Danaher	272,160		16,765,056
Eaton	283,730		17,582,748
Fluor	232,560		14,395,464
Precision Castparts	93,900		17,520,801
			83,378,068
Consumer Durables & Apparel—2.2%
PVH	100,740		12,275,169
Under Armour, Cl. A	204,220	[a]	10,063,962
			22,339,131
Consumer Services—3.1%
Las Vegas Sands	185,280		9,540,067
Royal Caribbean Cruises	233,760		8,151,211
Starbucks	252,180		13,824,508
			31,515,786
Diversified Financials—3.7%
Discover Financial Services	175,950		6,779,353
IntercontinentalExchange	56,930	[a]	8,813,903
Moody’s	225,370		10,831,282
T. Rowe Price Group	159,570		11,359,788
			37,784,326
Energy—4.5%
EOG Resources	152,500		19,170,775
National Oilwell Varco	102,310		6,970,380
Schlumberger	246,440		19,185,354
			45,326,509
Food & Staples Retailing—4.1%
CVS Caremark	155,500		7,949,160
Wal-Mart Stores	271,110		19,189,166
Whole Foods Market	161,460		13,824,205
			40,962,531

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco—8.7%
Coca-Cola Enterprises	389,860		13,949,191
Kraft Foods Group	174,610		8,463,347
Mondelez International, Cl. A	263,780		7,293,517
PepsiCo	371,900		28,178,863
Philip Morris International	321,000		29,451,750
			87,336,668
Health Care Equipment & Services—1.5%
McKesson	142,530		15,126,709
Materials—5.5%
Eastman Chemical	230,470		16,070,673
Martin Marietta Materials	50,940	[b]	4,947,802
Monsanto	199,280		20,133,258
PPG Industries	110,690		14,905,515
			56,057,248
Media—2.4%
News Corp., Cl. A	393,930		11,345,184
Viacom, Cl. B	217,370		12,707,450
			24,052,634
Pharmaceuticals, Biotech &
Life Sciences—10.9%
Alexion Pharmaceuticals	126,150	[a]	10,942,251
Allergan	100,910		10,940,662
Biogen Idec	71,970	[a]	11,971,490
Bristol-Myers Squibb	323,480		11,959,056
Celgene	105,730	[a]	10,909,221
Eli Lilly & Co.	183,100		10,008,246
Gilead Sciences	467,970	[a]	19,986,999
Illumina	217,750	[a,b]	10,915,808
Onyx Pharmaceuticals	92,170	[a]	6,941,323
Vertex Pharmaceuticals	125,380	[a]	5,870,292
			110,445,348
Retailing—7.9%
Amazon.com	62,870	[a]	16,614,655
Dick’s Sporting Goods	123,720		6,186,000
Dollar General	130,960	[a]	6,068,686
Home Depot	295,290		20,227,365
Limited Brands	134,910		6,141,103

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
Nordstrom	123,020		6,670,144
priceline.com	11,000	[a]	7,563,380
Urban Outfitters	241,650	[a]	9,791,658
			79,262,991
Semiconductors & Semiconductor
Equipment—5.5%
Analog Devices	313,290		14,166,974
Broadcom, Cl. A	326,820		11,147,830
Texas Instruments	534,840		18,382,451
Xilinx	306,440		11,421,019
			55,118,274
Software & Services—16.5%
Citrix Systems	117,220	[a]	8,310,898
Facebook, Cl. A	352,810		9,614,072
Google, Cl. A	49,556	[a]	39,704,267
Intuit	179,660		11,584,477
LinkedIn, Cl. A	86,650	[a]	14,572,797
MasterCard, Cl. A	31,400		16,259,548
Oracle	930,930		31,893,662
Paychex	244,150	[b]	8,081,365
Red Hat	190,790	[a]	9,694,040
salesforce.com	65,290	[a]	11,048,374
Teradata	99,000	[a]	5,747,940
			166,511,440
Technology Hardware &
Equipment—8.7%
Apple	80,353		35,467,814
EMC	786,660	[a]	18,101,047
Juniper Networks	706,030	[a]	14,600,700
QUALCOMM	302,110		19,827,479
			87,997,040
Transportation—3.5%
FedEx	132,900		14,011,647
Union Pacific	153,180		21,002,510
			35,014,157
Total Common Stocks
(cost $784,080,677)			989,280,608

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $14,193,045)	14,193,045 [c]	14,193,045

Investment of Cash Collateral
for Securities Loaned—1.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $17,882,042)	17,882,042 [c]	17,882,042

Total Investments (cost $816,155,764)	101.3%	1,021,355,695
Liabilities, Less Cash and Receivables	(1.3%)	(13,166,249)
Net Assets	100.0%	1,008,189,446

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2013, the value of the fund’s securities on loan was
$20,407,513 and the value of the collateral held by the fund was $20,642,036, consisting of cash collateral of
$17,882,042 and U.S. Government & Agency securities valued at $2,759,994.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	16.5	Food & Staples Retailing	4.1
Pharmaceuticals,		Diversified Financials	3.7
Biotech & Life Sciences	10.9	Transportation	3.5
Food, Beverage & Tobacco	8.7	Money Market Investments	3.2
Technology Hardware & Equipment	8.7	Consumer Services	3.1
Capital Goods	8.3	Media	2.4
Retailing	7.9	Consumer Durables & Apparel	2.2
Materials	5.5	Health Care Equipment & Services	1.5
Semiconductors &		Automobiles & Components	1.1
Semiconductor Equipment	5.5
Energy	4.5		101.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $20,407,513)—Note 1(b):
Unaffiliated issuers	784,080,677	989,280,608
Affiliated issuers	32,075,087	32,075,087
Cash		160,331
Receivable for investment securities sold		8,404,007
Dividends and securities lending income receivable		1,005,148
Receivable for shares of Common Stock subscribed		256,354
Prepaid expenses		69,045
		1,031,250,580
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		919,515
Liability for securities on loan—Note 1(b)		17,882,042
Payable for investment securities purchased		3,186,406
Payable for shares of Common Stock redeemed		758,721
Accrued expenses		314,450
		23,061,134
Net Assets ($)		1,008,189,446
Composition of Net Assets ($):
Paid-in capital		1,088,611,999
Accumulated undistributed investment income—net		2,196,126
Accumulated net realized gain (loss) on investments		(287,818,610)
Accumulated net unrealized appreciation
(depreciation) on investments		205,199,931
Net Assets ($)		1,008,189,446

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	471,403,930	94,186,797	85,640,115	356,958,604
Shares Outstanding	43,516,357	8,955,314	7,864,089	32,488,068
Net Asset Value Per Share ($)	10.83	10.52	10.89	10.99

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended February 28, 2013

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	14,563,185
Affiliated issuers	9,450
Income from securities lending—Note 1(b)	28,669
Total Income	14,601,304
Expenses:
Management fee—Note 3(a)	7,384,176
Shareholder servicing costs—Note 3(c)	3,468,726
Distribution fees—Note 3(b)	669,937
Prospectus and shareholders’ reports	194,080
Professional fees	101,752
Registration fees	101,584
Directors’ fees and expenses—Note 3(d)	84,568
Custodian fees—Note 3(c)	80,482
Interest expense—Note 2	7,524
Loan commitment fees—Note 2	6,386
Miscellaneous	23,163
Total Expenses	12,122,378
Less—reduction in expenses due to undertaking—Note 3(a)	(920,443)
Less—reduction in fees due to earnings credits—Note 3(c)	(3,880)
Net Expenses	11,198,055
Investment Income—Net	3,403,249
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	61,323,887
Net unrealized appreciation (depreciation) on investments	25,012,546
Net Realized and Unrealized Gain (Loss) on Investments	86,336,433
Net Increase in Net Assets Resulting from Operations	89,739,682

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 28/29,
	2013	2012
Operations ($):
Investment income—net	3,403,249	1,472,987
Net realized gain (loss) on investments	61,323,887	15,155,808
Net unrealized appreciation
(depreciation) on investments	25,012,546	46,835,037
Net Increase (Decrease) in Net Assets
Resulting from Operations	89,739,682	63,463,832
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,257,609)	(221,482)
Class C Shares	(84,959)	(4,314)
Class I Shares	(289,566)	(39,883)
Class Z Shares	(1,045,145)	(644,595)
Total Dividends	(2,677,279)	(910,274)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	75,401,051	58,039,529
Class C Shares	9,813,527	2,572,236
Class I Shares	61,953,246	39,065,386
Class Z Shares	5,232,401	6,829,247
Net assets received in connection
with reorganization—Note 1	—	657,623,156
Dividends reinvested:
Class A Shares	1,196,713	220,262
Class C Shares	75,264	4,068
Class I Shares	272,732	39,704
Class Z Shares	961,906	614,804
Cost of shares redeemed:
Class A Shares	(155,818,001)	(33,997,239)
Class C Shares	(15,113,383)	(2,522,951)
Class I Shares	(15,018,332)	(20,578,026)
Class Z Shares	(29,608,150)	(26,828,404)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(60,651,026)	681,081,772
Total Increase (Decrease) in Net Assets	26,411,377	743,635,330
Net Assets ($):
Beginning of Period	981,778,069	238,142,739
End of Period	1,008,189,446	981,778,069
Undistributed investment income—net	2,196,126	1,470,156

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 28/29,
	2013	2012
Capital Share Transactions:
Class A
Shares sold	7,417,635	6,288,627
Shares issued in connection
with reorganization—Note 1	—	45,175,947
Shares issued for dividends reinvested	122,305	23,064
Shares redeemed	(15,235,520)	(3,705,552)
Net Increase (Decrease) in Shares Outstanding	(7,695,580)	47,782,086
Class C
Shares sold	979,127	287,078
Shares issued in connection
with reorganization—Note 1	—	9,429,462
Shares issued for dividends reinvested	8,128	433
Shares redeemed	(1,529,348)	(273,399)
Net Increase (Decrease) in Shares Outstanding	(542,093)	9,443,574
Class I
Shares sold	5,883,300	3,930,937
Shares issued in connection
with reorganization—Note 1	—	1,097,243
Shares issued for dividends reinvested	27,027	4,140
Shares redeemed	(1,495,911)	(2,081,728)
Net Increase (Decrease) in Shares Outstanding	4,414,416	2,950,592
Class Z
Shares sold	509,887	726,510
Shares issued in connection
with reorganization—Note 1	—	16,507,215
Shares issued for dividends reinvested	95,044	63,575
Shares redeemed	(2,884,542)	(2,880,830)
Net Increase (Decrease) in Shares Outstanding	(2,279,611)	14,416,470

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended February 28/29,
Class A Shares	2013	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	9.90	9.70	7.45	4.94	6.74
Investment Operations:
Investment income (loss)—net[b]	.04	.03	.02	(.02)	.01
Net realized and unrealized
gain (loss) on investments	.92	.21	2.24	2.57	(1.81)
Total from Investment Operations	.96	.24	2.26	2.55	(1.80)
Distributions:
Dividends from investment income—net	(.03)	(.04)	(.01)	(.04)	—
Net asset value, end of period	10.83	9.90	9.70	7.45	4.94
Total Return (%)[c]	9.68	2.49	30.37	51.85	(29.83)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.26	1.29	1.36	1.56	1.59	[e]
Ratio of net expenses
to average net assets	1.13	1.18	1.36	1.55	1.57	[e]
Ratio of net investment income
(loss) to average net assets	.36	.34	.34	(.28)	.27	[e]
Portfolio Turnover Rate	52.78	88.07	101.09	133.67	162.04
Net Assets, end of period ($ x 1,000)	471,404	506,862	33,263	401	30

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended February 28/29,
Class C Shares	2013	2012	2011	2010	2009 [a]
Per Share Data ($):
Net asset value, beginning of period	9.67	9.54	7.40	4.92	6.74
Investment Operations:
Investment (loss)—net[b]	(.04)	(.04)	(.06)	(.07)	(.01)
Net realized and unrealized
gain (loss) on investments	.90	.20	2.20	2.55	(1.81)
Total from Investment Operations	.86	.16	2.14	2.48	(1.82)
Distributions:
Dividends from investment income—net	(.01)	(.03)	—	—	—
Net asset value, end of period	10.52	9.67	9.54	7.40	4.92
Total Return (%)[c]	8.90	1.73	28.92	50.41	(30.11)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.01	2.07	2.32	2.73	2.24 [e]
Ratio of net expenses
to average net assets	1.88	1.97	2.32	2.72	2.22 [e]
Ratio of net investment (loss)
to average net assets	(.40)	(.51)	(.77)	(1.33)	(.53)[e]
Portfolio Turnover Rate	52.78	88.07	101.09	133.67	162.04
Net Assets, end of period ($ x 1,000)	94,187	91,805	514	16	35

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

		Year Ended February 28/29,
Class I Shares	2013	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	9.96	9.73	7.46	4.94	6.74
Investment Operations:
Investment income (loss)—net[b]	.06	.05	.04	(.02)	.01
Net realized and unrealized
gain (loss) on investments	.93	.22	2.25	2.58	(1.81)
Total from Investment Operations	.99	.27	2.29	2.56	(1.80)
Distributions:
Dividends from investment income—net	(.06)	(.04)	(.02)	(.04)	—
Net asset value, end of period	10.89	9.96	9.73	7.46	4.94
Total Return (%)	9.98	2.81	30.87	51.90	(29.83)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	1.01	1.00	1.62	1.35	[d]
Ratio of net expenses
to average net assets	.86	.91	1.00	1.61	1.33	[d]
Ratio of net investment income
(loss) to average net assets	.63	.56	.58	(.29)	.46	[d]
Portfolio Turnover Rate	52.78	88.07	101.09	133.67	162.04
Net Assets, end of period ($ x 1,000)	85,640	34,344	4,857	11	7

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended February 28/29,
Class Z Shares	2013	2012	2011	2010	2009 [a]
Per Share Data ($):
Net asset value, beginning of period	10.03	9.80	7.50	4.94	8.31
Investment Operations:
Investment income—net[b]	.05	.04	.04	.01	.03
Net realized and unrealized
gain (loss) on investments	.94	.22	2.27	2.58	(3.24)
Total from Investment Operations	.99	.26	2.31	2.59	(3.21)
Distributions:
Dividends from investment income—net	(.03)	(.03)	(.01)	(.03)	(.01)
Dividends from net realized
gain on investments	—	—	—	—	(.15)
Total Distributions	(.03)	(.03)	(.01)	(.03)	(.16)
Net asset value, end of period	10.99	10.03	9.80	7.50	4.94
Total Return (%)	9.91	2.69	30.85	52.63	(39.42)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04	1.06	1.00	1.19	1.09
Ratio of net expenses
to average net assets	1.01	1.03	1.00	1.18	1.09
Ratio of net investment income
to average net assets	.47	.43	.52	.14	.41
Portfolio Turnover Rate	52.78	88.07	101.09	133.67	162.04
Net Assets, end of period ($ x 1,000)	356,959	348,767	199,509	158,857	111,920

a The fund changed to a multiple class fund on September 30, 2008. The existing shares were redesignated as
Class Z shares.
b Based on average shares outstanding at each month end.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Research Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on November 14, 2011, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, (the “Board”), all of the assets, subject to the liabilities, of Dreyfus Funds, Inc.–Dreyfus Equity Growth Fund (“Equity Growth”), were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class C, and Class I shares of Equity Growth received Class A, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Equity Growth at the time of the exchange. Shareholders of Class B shares of Equity Growth received Class A shares of the fund and shareholders of Class F shares of Equity Growth received Class Z shares of the fund, in each case in an amount equal to the aggregate net asset value of their investment in Equity Growth at the time of the exchange. The exchange ratio for each class was as follows: Class A—.65 to 1, Class B—.60 to 1, Class C—.61 to 1, Class I—.65 to 1 and Class F—.66 to 1. The net asset value of the fund’s shares on the close of business November 14, 2011, after the reorganization was $9.10 for Class A, $8.91 for Class C, $9.15 for Class I and $9.22 for Class Z shares, and a total of 18,700,276 Class A shares, 266,569 Class C shares, 342,980 Class I shares and 16,507,215 Class Z shares were issued to shareholders of Equity Growth in the exchange.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

As of the close of business on January 11, 2012, pursuant to an Agreement and Plan of Reorganization previously approved by the Board, all of the assets, subject to the liabilities, of Dreyfus Manager Funds I– Dreyfus Research Core Fund (“Research Core”), were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class C and Class I shares of Research Core received Class A, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Research Core at the time of the exchange. Shareholders of Class B shares of Research Core received Class A shares of the fund, in an amount equal to the aggregate net asset value of their investment in Research Core at the time of the exchange.The exchange ratio for each class was as follows: Class A—2.81 to 1, Class B—2.56 to 1, Class C—2.62 to 1 and Class I—2.97 to 1.The net asset value of the fund’s shares on the close of business January 11, 2012, after the reorganization was $9.09 for Class A, $8.89 for Class C and $9.14 for Class I shares, and a total of 17,144,249 Class A shares, 6,003,877 Class C shares and 424,257 Class I shares were issued to shareholders of Research Core in the exchange.

As of the close of business on January 12, 2012, pursuant to an Agreement and Plan of Reorganization previously approved by the Board, all of the assets, subject to the liabilities, of Dreyfus Manager Funds I– Dreyfus Alpha Growth Fund (“Alpha Growth”), were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class C and Class I shares of Alpha Growth received Class A, Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Alpha Growth at the time of the exchange. Shareholders of Class B shares of Alpha Growth received Class A shares of the fund, in an amount equal to the aggregate net asset value of their investment in Alpha Growth at the time of the exchange.The exchange ratio for each class was as follows: Class A—2.20 to 1, Class B—2.02 to 1, Class C—2.09 to 1 and Class I—2.20 to 1.The net asset value of the fund’s shares on the close of business January 12, 2012, after the reorganization was $9.15 for Class A, $8.94 for Class C and $9.20 for Class I shares, and a total of 9,331,422 Class A shares, 3,159,016 Class C shares and 330,006 Class I shares were issued to shareholders of Alpha Growth in the exchange.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are sold at net asset value per share. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2013 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	989,280,608	—	—	989,280,608
Mutual Funds	32,075,087	—	—	32,075,087

† See Statement of Investments for additional detailed categorizations.

At February 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2013, The Bank of New York Mellon earned $12,287 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	2/29/2012($)	Purchases ($)	Sales($)	2/28/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	2,663,103	229,850,587	218,320,645	14,193,045	1.4
Dreyfus
Institutional
Cash
Advantage
Fund	6,168,612	155,430,907	143,717,477	17,882,042	1.8
Total	8,831,715	385,281,494	362,038,122	32,075,087	3.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually,

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended February 28, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 28, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,196,126, accumulated capital losses $286,991,663 and unrealized appreciation $204,372,984.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

As a result of the fund’s mergers with Dreyfus Equity Growth Fund, Dreyfus Research Core Fund and Dreyfus Alpha Growth Fund, capital losses of $286,991,663 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, $105,589,089 of these acquired capital losses expires in fiscal year 2016 and $181,402,574 expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended February 28, 2013 and February 29, 2012 were as follows: ordinary income $2,677,279 and $910,274, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 was approximately $656,400 with a related weighted average annualized interest rate of 1.15%.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the Class Z shares’ average daily net assets, the Manager will bear such excess expense. In addition, the Manager has contractually agreed from March 1, 2012 through July 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .88% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $920,443 during the period ended February 28, 2013.

During the period ended February 28, 2013, the Distributor retained $35,469 from commissions earned on sales of the fund’s Class A shares and $2,076 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2013, Class C shares were charged $669,937, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. Class Z shares pay the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2013, Class A, Class C and Class Z shares were charged $1,244,137, $223,312 and $536,311, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $592,575 for transfer agency services and $20,312 for cash management services. Cash management fees were partially offset by earnings credits of $2,814. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2013, the fund was charged $80,482 pursuant to the custody agreement.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2013, the fund was charged $28,960 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,066.

During the period ended February 28, 2013, the fund was charged $7,932 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $629,576, Distribution Plan fees $58,800, Shareholder Services Plan fees $155,981, custodian fees $28,992, Chief Compliance Officer fees $5,308 and transfer agency fees $87,768, which are offset against an expense reimbursement currently in effect in the amount of $46,910.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2013 amounted to $515,105,663 and $590,879,674, respectively.

At February 28, 2013, the cost of investments for federal income tax purposes was $816,982,711; accordingly, accumulated net unrealized appreciation on investments was $204,372,984, consisting of $210,219,028 gross unrealized appreciation and $5,846,044 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Research Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Research Growth Fund, Inc., including the statement of investments, as of February 28, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Research Growth Fund, Inc. at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 19, 2013

The Fund 33

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended February 28, 2013 as qualifying for the corporate dividends received deduction. For the fiscal year ended February 28, 2013, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,677,279 represents the maximum amount that may be considered qualified dividend income. Shareholders received notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on August 3, 2012. The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	69,877,047		3,551,190
Robin A. Melvin†	70,058,073		3,370,164
Philip L. Toia†	69,768,296		3,659,941

† Each new Board Member’s term commenced on September 1, 2012.

In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the fund.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 146
———————
Peggy C. Davis (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 63
———————
David P. Feldman (73)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 46
———————
Ehud Houminer (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 70

Lynn Martin (73)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from January
2005-present
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 46
———————
Robin A. Melvin (49)
Board Member (2012)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 97
———————
Dr. Martin Peretz (73)
Board Member (1971)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 46
———————
Philip L. Toia (79)
Board Member (2012)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 56
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

The Fund 39

NOTES

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,857 in 2012 and $31,594 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2012 and $6,000 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2012 and $-0- in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,699 in 2012 and $11,736 in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2012 and $-0- in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $84 in 2012 and $3,467 in 2013. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2012 and $200,000 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $30,954,427 in 2012 and $41,256,591 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Research Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 25, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	April 25, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)